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                               FIRST AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT



                THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT ("Amendment") is executed this 27th day of February, 1 997, by and between BLUEGREEN RESORTS, INC. (formerly known as PATTEN RESORTS, INC.). a Delaware corporation ("Borrower"), whose principal place of business is 5295 Town Center Road, Suite 400, Boca Raton, Florida 33486, and HELLER FINANCIAL, INC., a Delaware corporation ("Lender"), whose principal place of business is 500 West Monroe Street, 1 5th Floor, Chicago, Illinois 60661.

                                    RECITALS

A. Borrower and Lender entered into that certain Loan and Security Agreement as of February 28, 1996 ("Agreement"), in connection with the Loan described therein.

B. It is the mutual desire of the parties to modify a provision of the Agreement.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, it is agreed that:

     1. Paragraph 5.7 of the Agreement is hereby amended to read in its entirety as follows:

                  Management. The manager and the management contracts for the Resort shall at all times be satisfactory to Lender. For so long as Borrower controls the Timeshare Association for the Resort, Borrower shall not change the Resort manager or amend, modify or waive any provision of or terminate the management contract for the Resort without the prior written consent of Lender, which consent shall not be unreasonably withheld. George Donovan and Patrick Rondeau shall remain the principal officers of the Borrower and George Donovan shall have authority to make all material business decisions during the term of the Loan.

     2. All other terms and revisions of the Agreement remain in full force and effect to the extent they are consistent with the above revised provision.

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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment or have caused the same to be executed by their duly authorized representatives as of the date first above written.

                                                                BORROWER:

WITNESSES:                                               BLUEGREEN RESORTS, INC.


                                                         By:
                                                         Patrick E. Rondeau
                                                         President


                                                         LENDER:

WITNESSES:                                               HELLER FINANCIAL, INC.


                                                         By:
                                                         Kathryn Plouff
                                                         Vice President